Subsequent Events	12 Months Ended
Feb. 28, 2013
Subsequent Events [Abstract]
Subsequent Events

14.	Subsequent Events

Teryl made cash payments of $90,873 to the Company in lieu of exploration expenditures on the Fish Creek Property (Note 5). Effective March 6, 2013 Teryl acquired the 50% working interest in the Fish Creek property from the Company pursuant to an agreement disclosed in Note 5. The Company will retain a 5% net royalty up to $2,000,000. Teryl has the right to purchase the 5% net royalty, for consideration of $500,000 from the Company within one year of production.

Effective April 5, 2013 the Company signed a teaming agreement to produce gold from a placer mining technology with a 45 day option for consideration of US$1,000 which was subsequently extended to July 15, 2013. The teaming agreement is earned by the Company funding the gold extraction technology for total cost of US$32,000.